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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):              December 6, 2000


                          THE COLONIAL BANCGROUP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                              1-13508                              63-0661573
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(State or other jurisdiction of           (Commission File Number)      (I.R.S. Employer Identification No.)
 incorporation or organization)
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                               One Commerce Street
                            Montgomery, Alabama 36104
                    ----------------------------------------
                    (Address of principle executive offices)

                                  (334) 240-5000
                         -------------------------------
                         (Registrant's telephone number)

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Item 7.  Financial Statements and Exhibits

         The following exhibit is furnished as part of this Current Report on Form 8-K:

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
         Exhibit No.       Exhibit
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
         99.1              Presentation at Sandler O'Neill & Partners, L.P.
                           Third Annual Financial Services Conference,
                           December 7, 2000

Item 9.  Regulation FD Disclosure

         Colonial BancGroup ("BancGroup") is furnishing this Current Report on Form 8-K with respect to a presentation being made by management of BancGroup on December 7, 2000 at a conference sponsored by Sandler O'Neill & Partners, L.P. Attached hereto and incorporated herein as Exhibit 99.1 is the text of that presentation. This presentation contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities; (i) an inability of the company to realize elements of its strategic plans for 2000 and 2001, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) and changes which may occur in the regulatory environment, and (v) changes in interest rates by the Board of Governors of the Federal Reserve Board or rate changes driven by Market conditions in the financial services industry. When used in this presentation, the words "believes," "estimates," "plans," "expects," "should," "may," "might," "outlook," and "anticipates," and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COLONIAL BANCGROUP

                                          By: /s/ W. Flake Oakley, IV
                                             --------------------------------
                                             W. Flake Oakley, IV
                                             its Chief Financial Officer


Date:  December 6, 2000